UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 2, 2026
TYSON FOODS, INC.
(Exact name of Registrant as specified in its charter)

Delaware		001-14704	71-0225165
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(I.R.S. Employer Identification No.)

2200 West Don Tyson Parkway,
Springdale,	Arkansas		72762-6999
(Address of Principal Executive Offices)			(Zip Code)
(479) 290-4000
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)
___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class			Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock	Par Value	$0.10	TSN	New York Stock Exchange
Class B stock is not publicly listed for trade on any exchange or market system. However, Class B stock is convertible into Class A stock on a share-for-share basis.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 2, 2026, Tyson Foods, Inc. (the “Company”) announced that Phillip Thomas will be appointed Vice President, Controller and Chief Accounting Officer, effective April 6, 2026. In connection with Mr. Thomas’ appointment, Lori Bondar, Senior Vice President and Chief Accounting Officer, will step down from her role as Chief Accounting Officer. She will remain with the Company as Senior Vice President to assist with the transition, and plans to retire from the Company prior to the end of this fiscal year.

Mr. Thomas, 51, was most recently Vice President and Controller since December 2023. He previously served as the Company’s Vice President, Controller and Chief Accounting Officer from July 2020 to December 2023, Vice President and Assistant Controller from March 2014 to July 2020, and Senior Director Financial Reporting from July 2008 to March 2014. As the Company’s Vice President, Controller and Chief Accounting Officer, Mr. Thomas will receive an annual base salary of $360,574 and will continue to be eligible to participate in the Company’s annual incentive plan, with a target annual incentive of 55% of his base salary. Additionally, he continues to be eligible to participate in the Company’s long-term incentive program. His annual long-term incentive target award is $175,000, with the mix of such award being weighted at 75% restricted stock units and 25% performance stock.

There is no family relationship between Mr. Thomas and any director or officer of the Company, nor is there any arrangement or understanding between Mr. Thomas and any other person(s) pursuant to which he was selected to serve as the Company’s Vice President, Controller and Chief Accounting Officer. Mr. Thomas is not a party to any related party transactions required to be reported pursuant to Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d)Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File formatted in iXBRL.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYSON FOODS, INC.

Date: April 2, 2026	By:	/s/ Curt T. Calaway

	Name:	Curt T. Calaway
	Title:	Chief Financial Officer

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